Frank Value Fund

FRNKX, FNKIX, FNKCX

a series of Frank Funds

Supplement dated July 1, 2026
to the Prospectus

dated November 1, 2025

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Effective as of the date above, Frank Value Fund Management Fees have been reduced from 0.91% to 0.89% and Administrative Services Fees have been reduced from 0.21% to 0.09%.

Fees and Expenses. This table describes fees and expenses that you may pay if you buy and hold the Fund’s shares. You may be required to pay commission and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Class C	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.24%	1.99%	0.99%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$393	$681	$1,500
Class C	$202	$624	$1,073	$2,317
Institutional Class	$101	$315	$547	$1,213

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This Supplement, to the Prospectus and the SAI, each dated November 1, 2025, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-217-5426.